                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,
We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
AMEX Ticker Symbol - VKI
------------------------------


-----------------------------------------------------------------------
Six-month total return(1)                                     7.93%
-----------------------------------------------------------------------
One-year total return(1)                                     20.42%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      9.51%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  5.19%
-----------------------------------------------------------------------
Commencement date                                          08/27/93
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      7.11%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.58%
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                            1.70%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                            1.53%
-----------------------------------------------------------------------
Net asset value                                              $14.31
-----------------------------------------------------------------------
Closing common share market price                            $13.51
-----------------------------------------------------------------------
Six-month high common share market price (03/01/02)          $13.85
-----------------------------------------------------------------------
Six-month low common share market price (12/20/01)           $12.62
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax rate.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2002
- AAA/Aaa............  78.9%   [PIE CHART]
- AA/Aa..............   4.1%
- A/A................   7.4%
- BBB/Baa............   8.6%
- BB/Ba..............   0.5%
- Non-Rated..........   0.5%
As of October 31, 2001
- AAA/Aaa............  75.4%   [PIE CHART]
- AA/Aa..............   6.2%
- A/A................   8.5%
- BBB/Baa............   9.0%
- BB/Ba..............   0.4%
- Non-Rated..........   0.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                           0.0710
12/01                                                                           0.0710
1/02                                                                            0.0745
2/02                                                                            0.0800
3/02                                                                            0.0800
4/02                                                                            0.0800

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Health Care                                                                19.70                              19.50
Public Building                                                            11.80                              10.50
General Purpose                                                            11.00                              13.30
Water & Sewer                                                              10.60                               9.80
Retail Electric/Gas/Telephone                                               9.70                               6.80

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--August 1993 through April 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
8/93                                                                      14.9100                            15.0000
                                                                          15.6100                            15.6100
                                                                          15.0800                            13.5000
                                                                          12.9800                            11.8750
                                                                          12.8100                            11.7500
                                                                          12.5600                            10.6250
12/94                                                                     11.8700                            10.0000
                                                                          13.1300                            11.5000
                                                                          12.8300                            11.5000
                                                                          13.0600                            11.5000
12/95                                                                     13.9100                            11.3750
                                                                          13.1400                            11.1250
                                                                          13.0300                            11.0000
                                                                          13.3600                            11.2500
12/96                                                                     13.6000                            11.2500
                                                                          13.2900                            11.3750
                                                                          13.7200                            12.1250
                                                                          14.1100                            12.5000
12/97                                                                     14.4000                            12.7500
                                                                          14.4000                            12.7500
                                                                          14.4400                            13.1250
                                                                          14.8400                            13.4375
12/98                                                                     14.6500                            13.6250
                                                                          14.4900                            13.1250
                                                                          13.7900                            12.4375
                                                                          13.2800                            11.3750
12/99                                                                     12.7300                            10.8750
                                                                          13.0700                            11.1250
                                                                          13.0200                            11.4375
                                                                          13.2800                            12.0000
12/00                                                                     14.1300                            11.8750
                                                                          14.3300                            12.1700
                                                                          14.1400                            12.1800
                                                                          14.5900                            12.5600
12/01                                                                     14.1100                            12.8600
                                                                          13.9500                            13.1400
4/02                                                                      14.3100                            13.5100

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [HANEY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDING APRIL 30, 2002. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0800 per share translated to a distribution rate of 7.11 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.58 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 7.93 percent based on common share market price. This reflects an increase in common share market price from $12.95 per share on October 31, 2001 to $13.51 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio in an effort to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various states, sectors, and coupon structures, which become more or less attractive over time according to supply/demand imbalances. Once a certain security had reached our performance target, we would sell it and rotate into another security that we believed offered better total return potential. We also sought to take advantage of issuance of premium-coupon bonds in the 15 to 20 year maturity range. These bonds have historically offered attractive yields coupled with moderate interest rate risk. Through careful issue selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

    Within this relative value strategy, we also moved to improve the trust's credit quality. Although it is impossible to know when it might happen, we began to anticipate that an economic recovery would eventually gain traction. Economic strength has historically resulted in higher interest rates, which have in turn put pressure on the prices of lower-rated bonds with higher yields.

We moved to insulate the portfolio from this potential volatility by emphasizing higher-quality bonds. Through careful research and security selection, we identified what we believed were some attractive AAA rated bonds in such sectors as retail utilities and added them to the portfolio. Through these purchases, we increased the trust's exposure to AAA securities by more than 3 percent.

    The portfolio also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. The single-family housing sector was a case in point, and the portfolio had much of its position in those bonds called away. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates.

With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there will be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our opinion, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  166.2%
          ALABAMA  0.9%
$1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A................................... 5.875%   11/15/24   $  1,000,360
                                                                           ------------

          ARIZONA  2.7%
 2,000    Phoenix, AZ Civic Impt Corp Arpt Rev Jr Lien
          (FGIC Insd) (a)............................. 5.375    07/01/29      1,982,900
 1,120    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)....................................... 7.250    07/15/10      1,175,048
                                                                           ------------
                                                                              3,157,948
                                                                           ------------
          CALIFORNIA  7.1%
 6,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Pub Impt Proj Ser C (FSA Insd).......   *      09/01/19      2,333,280
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Pub Impt Proj Ser C (FSA Insd).......   *      09/01/32        889,000
 2,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC
          Insd)....................................... 5.000    12/01/19      2,041,080
 3,000    Los Angeles Cnty, CA Tran Comm Sales Tax Rev
          Prop C Second Sr Ser A (Prerefunded @
          07/01/02) (MBIA Insd)....................... 6.250    07/01/13      3,084,330
                                                                           ------------
                                                                              8,347,690
                                                                           ------------
          COLORADO  6.3%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)... 7.000    08/31/26      1,157,900
 5,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)...   *      08/31/26        939,050
 1,000    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth.............................. 6.500    11/15/31      1,039,990
   850    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser A....................................... 8.000    06/01/25        886,193

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          COLORADO (CONTINUED)
$  695    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser A2...................................... 7.250%   05/01/27   $    753,227
   464    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B1...................................... 7.650    11/01/26        495,167
    99    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser E....................................... 8.125    12/01/24        105,671
 1,000    Northern CO Wtr Conservancy (MBIA Insd)..... 5.000    10/01/21        996,880
 1,000    Northern CO Wtr Conservancy (MBIA Insd)..... 5.000    10/01/22        991,750
                                                                           ------------
                                                                              7,365,828
                                                                           ------------
          CONNECTICUT  1.9%
 1,010    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A -- Private Placement (b)........ 6.400    09/01/11      1,077,468
   990    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A -- Private Placement
          (Prerefunded @ 09/01/07) (b)................ 6.400    09/01/11      1,145,083
                                                                           ------------
                                                                              2,222,551
                                                                           ------------
          FLORIDA  2.7%
 3,000    Miami-Dade Cnty, FL Professional Sports
          Franchise Fac Tax Rfdg (MBIA Insd).......... 4.750    10/01/30      2,765,160
 1,000    Winter Springs, FL Impt Rev Cap Apprec Rfdg
          (AMBAC Insd)................................   *      10/01/20        376,450
                                                                           ------------
                                                                              3,141,610
                                                                           ------------
          GEORGIA  2.9%
 3,240    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized)............................. 6.625    01/01/25      3,381,588
                                                                           ------------

          ILLINOIS  24.5%
 1,710    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
          Insd).......................................   *      01/01/29        371,617
15,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          Ser A Rfdg (FGIC Insd)......................   *      12/01/31      2,693,550
 5,670    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/29      1,240,539
 5,000    Chicago, IL O'Hare Intl Arpt Rev Sr Lien Ser
          A Rfdg...................................... 5.000    01/01/12      5,039,700
 4,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000    01/01/41      4,205,340

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$8,000    Chicago, IL Wtr Rev Sr Lien (AMBAC Insd).... 5.000%   11/01/31   $  7,558,560
 7,375    Illinois Hlth Fac Auth Rev Swedish Amern
          Hosp Rfdg (AMBAC Insd)...................... 5.375    11/15/13      7,560,924
                                                                           ------------
                                                                             28,670,230
                                                                           ------------
          INDIANA  1.2%
 1,500    Indiana St Dev Fin Auth Rev Exemp Fac Conv
          Rfdg........................................ 5.950    08/01/30      1,397,385
                                                                           ------------

          KANSAS  2.4%
 2,655    Kansas St Dev Fin Auth Lease Juvenile
          Justice Auth Ser D (MBIA Insd).............. 5.250    05/01/14      2,804,078
                                                                           ------------

          KENTUCKY  2.3%
 2,500    Kentucky St Ppty & Bldgs Comm Proj No. 74
          Rfdg (FSA Insd)............................. 5.375    02/01/15      2,651,700
                                                                           ------------

          LOUISIANA  3.0%
 1,400    Louisiana Pub Fac Auth Rev Hlth Fac Glen
          Retirement Ser A............................ 6.700    12/01/25      1,401,820
 2,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      2,127,760
                                                                           ------------
                                                                              3,529,580
                                                                           ------------
          MARYLAND  3.5%
 4,000    Maryland St Hlth & Higher Ed Fac Auth Rev
          Subn Hosp Rfdg (AMBAC Insd)................. 5.000    07/01/13      4,076,560
                                                                           ------------

          MASSACHUSETTS  6.9%
 1,200    Massachusetts Bay Tran Auth MA Gen Tran Sys
          Ser A Rfdg.................................. 6.250    03/01/12      1,392,792
 2,665    Massachusetts Muni Whsl Elec Co Pwr Supply
          Sys Rev Ser B Rfdg (Prerefunded @ 07/01/04)
          (MBIA Insd)................................. 5.000    07/01/12      2,858,479
 1,000    Massachusetts St Dev Fin Agy Rev Boston Univ
          Ser P....................................... 5.450    05/15/59        952,570
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Saint Mem Med Ctr Ser A..................... 6.000    10/01/23        890,810
 1,886    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A (AMBAC Insd)................... 6.650    07/01/19      1,961,225
                                                                           ------------
                                                                              8,055,876
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MICHIGAN  8.3%
$2,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No. 1 Proj Ser C1 (Prerefunded
          @ 07/01/06)................................. 6.250%   07/01/25   $  2,275,060
 2,500    Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC
          Insd)....................................... 6.250    07/01/12      2,655,625
 2,000    Grand Rapids, MI Wtr Supply (FGIC Insd)..... 5.750    01/01/15      2,175,440
 2,285    Taylor, MI Bldg Auth (AMBAC Insd)........... 6.000    03/01/13      2,604,672
                                                                           ------------
                                                                              9,710,797
                                                                           ------------
          MISSISSIPPI  6.6%
 3,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
          Sys Energy Res Inc Proj Rfdg................ 5.900    05/01/22      2,886,000
 2,835    Mississippi Home Corp Single Family Rev Mtg
          Ser C (Var Rate Cpn) (GNMA
          Collateralized)............................. 7.600    06/01/29      3,179,056
 1,565    Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized)................. 6.250    12/01/16      1,660,215
                                                                           ------------
                                                                              7,725,271
                                                                           ------------
          MISSOURI  1.7%
 2,000    Springfield, MO Pub Util Rev Lease Pur
          (AMBAC Insd)................................ 5.000    12/01/17      2,019,400
                                                                           ------------

          NEW HAMPSHIRE  1.8%
 1,000    New Hampshire Hlth & Ed Fac Auth Rev
          Derryfield Sch.............................. 7.000    07/01/30      1,031,780
 1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,066,620
                                                                           ------------
                                                                              2,098,400
                                                                           ------------
          NEW JERSEY  2.8%
 2,210    New Jersey Econ Dev Wtr Fac Rev NJ Amern Wtr
          Co Inc Ser B (FGIC Insd).................... 5.375    05/01/32      2,222,420
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Saint
          Barnabas Hlth Ser C Rfdg (MBIA Insd)........ 5.000    07/01/12      1,052,140
                                                                           ------------
                                                                              3,274,560
                                                                           ------------
          NEW YORK  19.5%
 3,000    New York City Ser G......................... 6.000    02/01/11      3,193,230
 5,000    New York City Ser H (MBIA Insd)............. 5.250    03/15/14      5,281,750
 2,175    New York St Med Care Fac Fin Agy Rev NY
          Downtown Hosp Ser A (Prerefunded @
          02/15/05)................................... 6.800    02/15/20      2,464,884

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)....................................... 6.200%   08/15/05   $  3,351,630
 3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)....................................... 6.800    08/15/24      3,399,840
 1,450    New York St Pwr Auth Rev & Gen Purp Ser CC
          (Prerefunded @ 01/01/03) (AMBAC Insd)....... 5.125    01/01/10      1,512,104
 1,000    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Brdg (MBIA Insd)...................... 5.125    04/01/07      1,034,610
 2,500    Port Auth NY & NJ Cons 92nd Ser............. 5.000    07/15/15      2,523,825
                                                                           ------------
                                                                             22,761,873
                                                                           ------------
          NORTH CAROLINA  1.4%
 1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys
          Rev Ser D................................... 6.700    01/01/19      1,598,700
                                                                           ------------

          OHIO  7.3%
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................ 7.500    01/01/30      1,080,820
 1,165    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg........................................ 6.100    05/15/06      1,217,623
 2,500    Ohio St Bldg Auth St Fac Adult Correction
          Ser A Rfdg (FSA Insd)....................... 5.500    10/01/12      2,741,425
 3,840    Pickerington, OH Loc Sch Dist Cap Apprec Sch
          Fac Contract (FGIC Insd)....................   *      12/01/11      2,477,990
 1,000    Toledo Lucas Cnty, OH Port Auth Northwest Bd
          Fd Ser A.................................... 6.000    05/15/11      1,019,880
                                                                           ------------
                                                                              8,537,738
                                                                           ------------
          OKLAHOMA  4.3%
 1,755    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
          (AMBAC Insd)................................ 6.250    11/01/22      1,933,080
 2,785    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
          Cent Proj Rfdg (Escrowed to Maturity)
          (Connie Lee Insd)........................... 6.250    06/01/06      3,105,024
                                                                           ------------
                                                                              5,038,104
                                                                           ------------
          OREGON  2.1%
 2,010    Emerald Peoples Util Dist OR Rfdg (FGIC
          Insd)....................................... 7.350    11/01/09      2,451,778
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          PENNSYLVANIA  6.3%
$2,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D (c)................... 7.150%   12/01/18   $  2,089,740
 2,000    Philadelphia, PA Auth Indl Philadelphia Arpt
          Sys Proj Ser A (FGIC Insd).................. 5.125    07/01/20      1,969,660
 3,000    Philadelphia, PA Sch Dist Ser A (FSA
          Insd)....................................... 5.750    02/01/11      3,343,230
                                                                           ------------
                                                                              7,402,630
                                                                           ------------
          SOUTH DAKOTA  0.9%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev
          Childrens Care Hosp Rfdg.................... 6.125    11/01/29      1,023,850
                                                                           ------------

          TENNESSEE  3.1%
 1,270    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg................. 8.000    07/01/33      1,417,688
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd)....................................... 7.500    07/01/25      1,215,010
 1,000    Putnam Cnty, TN Rfdg (FGIC Insd)............ 5.250    04/01/20      1,041,990
                                                                           ------------
                                                                              3,674,688
                                                                           ------------
          TEXAS  18.3%
 3,065    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Baptist Mem Hosp Sys Proj (Prerefunded @
          08/15/04) (MBIA Insd)....................... 6.625    02/15/13      3,399,575
 1,000    Brazos River Auth TX Pollutn Adj TXU Elec Co
          Proj Ser C Rfdg............................. 5.750    05/01/36      1,012,180
 1,275    Brownsville, TX Util Sys Rev (Escrowed to
          Maturity)................................... 7.375    01/01/10      1,467,831
 1,515    Cameron Cnty, TX Ctf Oblig (AMBAC Insd)..... 5.750    02/15/16      1,622,262
 3,000    Dallas-Fort Worth, TX Intl Rfdg & Impt Jt
          Ser A (FGIC Insd)........................... 5.500    11/01/31      2,976,180
 3,385    Houston, TX Arpt Sys Rev (Escrowed to
          Maturity)................................... 9.500    07/01/10      4,281,585
 1,000    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian Care Ctrs Ser A................... 7.625    02/15/28      1,032,420
 1,990    Stafford, TX Econ Dev Corp (FGIC Insd)...... 6.000    09/01/19      2,195,129
 2,000    Tarrant Cnty, TX Hlth Fac Dev Tex Hlth
          Resources Sys Ser A (MBIA Insd)............. 5.000    02/15/26      1,842,140
 1,510    Texas St Wtr Fin Assistance................. 5.500    08/01/35      1,531,216
                                                                           ------------
                                                                             21,360,518
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          VIRGINIA  1.4%
$1,595    Richmond, VA Indl Dev Auth Govt Fac Rev
          Bonds (AMBAC Insd).......................... 5.000%   07/15/16   $  1,651,623
                                                                           ------------

          WASHINGTON  4.8%
 5,000    Energy Northwest WA Elec Rev Proj No. 3 Ser
          B Rfdg (FSA Insd)........................... 6.000    07/01/16      5,535,250
                                                                           ------------

          WYOMING  1.3%
 1,500    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
          (AMBAC Insd)................................ 6.700    05/01/12      1,563,990
                                                                           ------------

          PUERTO RICO  6.0%
 6,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21      7,036,140
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  166.2%
  (Cost $181,943,627)...................................................    194,268,294


SHORT-TERM INVESTMENTS  1.0%
  (Cost $1,200,000).....................................................      1,200,000
                                                                           ------------
TOTAL INVESTMENTS  167.2%
  (Cost $183,143,627)...................................................    195,468,294

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.............................      1,412,292

PREFERRED SHARES  (68.4%)...............................................    (80,013,607)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $116,866,979
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $183,143,627).......................  $195,468,294
Cash........................................................        16,952
Receivables:
  Interest..................................................     3,257,450
  Investments Sold..........................................       432,348
Other.......................................................           371
                                                              ------------
    Total Assets............................................   199,175,415
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,950,390
  Investment Advisory Fee...................................        96,419
  Administrative Fee........................................        32,140
  Affiliates................................................        10,846
Trustees' Deferred Compensation and Retirement Plans........       145,664
Accrued Expenses............................................        59,370
                                                              ------------
    Total Liabilities.......................................     2,294,829
Preferred Shares............................................    80,013,607
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $116,866,979
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($116,866,979 divided by
  8,168,211 shares outstanding).............................  $      14.31
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,168,211 shares issued and
  outstanding)..............................................  $     81,682
Paid in Surplus.............................................   120,809,877
Net Unrealized Appreciation.................................    12,324,667
Accumulated Undistributed Net Investment Income.............     1,849,039
Accumulated Net Realized Loss...............................   (18,198,286)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $116,866,979
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,200 issued with liquidation preference of
  $25,000 per share)........................................  $ 80,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $196,866,979
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,654,714
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      586,151
Administrative Fee..........................................      195,384
Preferred Share Maintenance.................................      111,682
Trustees' Fees and Related Expenses.........................       18,182
Legal.......................................................       16,733
Custody.....................................................        5,761
Other.......................................................       77,584
                                                              -----------
    Total Expenses..........................................    1,011,477
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,643,237
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,654,880
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   18,068,214
  End of the Period.........................................   12,324,667
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,743,547)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,088,667)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (582,939)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $   (28,369)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  4,643,237        $  9,156,187
Net Realized Gain..................................      1,654,880           1,658,235
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (5,743,547)          8,353,928
Distributions to Preferred Shareholders:
  Net Investment Income............................       (582,939)         (2,584,391)
                                                      ------------        ------------
Change in Net Assets from Operations...............        (28,369)         16,583,959

Distributions to Common Shareholders:
  Net Investment Income............................     (3,728,523)         (5,864,457)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (3,756,892)         10,719,502
NET ASSETS:
Beginning of the Period............................    120,623,871         109,904,369
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,849,039
  and $987,869, respectively)......................   $116,866,979        $120,623,871
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      SIX MONTHS
                                                        ENDED
                                                      APRIL 30,     -------------------
                                                       2002 (a)      2001        2000
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b).........  $ 14.77      $ 13.46    $  12.92
                                                       -------      -------    --------
  Net Investment Income..............................      .57         1.12        1.08
  Net Realized and Unrealized Gain/Loss..............     (.50)        1.23         .64
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income............................     (.07)        (.32)       (.40)
                                                       -------      -------    --------
Total from Investment Operations.....................      -0-         2.03        1.32
Less Distributions Paid to Common Shareholders:
    Net Investment Income............................      .46          .72         .78
                                                       -------      -------    --------
NET ASSET VALUE, END OF THE PERIOD...................  $ 14.31      $ 14.77    $  13.46
                                                       =======      =======    ========
Common Share Market Price at End of the Period.......  $ 13.51      $ 12.95    $ 11.625
Total Return (c).....................................    7.93%*      18.05%      11.15%
Net Assets at End of the Period (In millions)........  $ 116.9      $ 120.6    $  109.9
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)..................................    1.74%        1.76%       1.88%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)....................    8.00%        7.89%       8.35%
Portfolio Turnover...................................      19%*         38%         24%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)...............................    1.04%        1.04%       1.07%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)....................    7.00%        5.66%       5.27%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...................    3,200        3,200       3,200
Asset Coverage Per Preferred Share (f)...............  $61,521      $62,695    $ 59,345
Involuntary Liquidating Preference Per Preferred
  Share..............................................  $25,000      $25,000    $ 25,000
Average Market Value Per Preferred Share.............  $25,000      $25,000    $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .20%. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at August 27, 1993, of $15.00 is adjusted for common share offering costs of $.08 per common share. Net asset value at October 31, 1993 of $15.13 is adjusted for preferred share offering costs of $.16 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      AUGUST 27, 1993
                                                                       (COMMENCEMENT
                                                                       OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                OPERATIONS) TO
-------------------------------------------------------------------     OCTOBER 31,
      1999       1998       1997       1996       1995       1994          1993
-------------------------------------------------------------------------------------
    $  14.72   $  14.17   $  13.51   $  13.31   $  11.93   $  14.97       $ 14.92
    --------   --------   --------   --------   --------   --------       -------
        1.10       1.10       1.12       1.12       1.15       1.12           .09
       (1.84)       .54        .63        .19       1.45      (3.07)          .12

        (.32)      (.35)      (.35)      (.35)      (.39)      (.26)          -0-
    --------   --------   --------   --------   --------   --------       -------
       (1.06)      1.29       1.40        .96       2.21      (2.21)          .21

         .74        .74        .74        .76        .83        .83           -0-
    --------   --------   --------   --------   --------   --------       -------
    $  12.92   $  14.72   $  14.17   $  13.51   $  13.31   $  11.93       $ 15.13
    ========   ========   ========   ========   ========   ========       =======
    $11.1875   $13.6875   $  12.50   $  11.50   $  11.50   $  9.875       $14.625
     -13.37%     15.87%     15.58%      6.82%     25.22%    -27.65%        -2.50%*
    $  105.6   $  120.2   $  115.7   $  110.3   $  108.7   $   97.4       $ 123.6

       1.79%      1.83%      1.88%      1.94%      1.98%      1.82%         1.30%

       7.86%      7.67%      8.16%      8.42%      9.06%      8.24%         3.40%
         36%        15%        16%        37%        79%       214%           24%*

       1.06%      1.09%      1.09%      1.12%      1.12%      1.09%         1.30%

       5.60%      5.24%      5.61%      5.77%      6.01%      6.34%         3.40%

       3,200      1,600      1,600      1,600      1,600      1,600            --
    $ 57,986   $125,139   $122,327   $118,953   $117,963   $110,892            --
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000            --
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000            --

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $1,982,900 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $529,395 increase in cost of securities and a corresponding $529,395 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $117,131; increase net unrealized depreciation by $24,469, and decrease net realized gains by $92,662. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $19,851,656 which will expire between October 31, 2002 and October 31, 2008. Of this amount, $8,909,368 will expire on October 31, 2002. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 2002, for federal income tax purposes, the cost of long- and short-term investments is $182,591,273; the aggregate gross unrealized appreciation is $13,180,569 and the aggregate gross unrealized depreciation is $303,548, resulting in net unrealized appreciation on long- and short-term investments of $12,877,021.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Decrease in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $7,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $18,200 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2002, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,554,037 and $38,251,463, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,200 APS in two series of 1,600 shares each. Dividends are cumulative and the dividend rate is generally reset every 7 days for both series through an auction process. The average rate in effect on April 30, 2002 was 1.615%. During the six months ended April 30, 2002, the rates ranged from 1.100% to 1.980%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VKI SAR 6/02                                                   Member NASD/SIPC.
                                                                 6140F02-AS-6/02